UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2019

GROGENESIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168337	42-1771870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 S. Reid Street, Suite 307

Sioux Falls, SD  57103

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (605) 836-3100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers

On June 10, 2019, Richard Kamolvathin resigned as Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of Grogenesis, Inc., a Nevada corporation (the “Company”). Mr. Kamolvathin’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On June 10, 2019, Michael Samp resigned as Chief Operating Officer of the Company. Mr. Samp’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Officer and Director

On June 10, 2019, concurrent with the resignation of Mr. Kamolvathin, Peter Woodhouse, age 65, was appointed as Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of the Company.

There is no arrangement or understanding pursuant to which Mr. Woodhouse was appointed as Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of the Company. Mr. Woodhouse has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Professional History of Mr. Woodhouse

Peter Woodhouse, age 65, previously served as an assistant sales manager with Mercedes Benz in Baltimore, Maryland for 12 years with responsibilities including managing a sales force and corporate account management. Prior to 2006, Mr. Woodhouse was engaged in commercial real estate for over 15 years with Sullivan and Associates in Montreal managing foreign diplomatic accounts. Mr. Woodhouse is a resident of Vancouver, British Colombia, Canada. He attended Bishops University with a focus on Business Administration. Mr. Woodhouse will serve as Chief Executive Officer of the Company until the completion of a CEO search is conducted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2019

GROGENESIS, INC.

By:	/s/ Peter Woodhouse
Name: Peter Woodhouse
Title: Chief Executive Officer

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